                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Oryx Technology Corp.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Oryx Technology Corp.
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
    (5) Total fee paid:

        -----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------
    (3) Filing Party:

        -----------------------------------------------------------------------
    (4) Date Filed:

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

                               ORYX TECHNOLOGY CORP.
                                 1100 Auburn Street
                             Fremont, California 94538

                     NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Oryx Technology Corp., a Delaware corporation (the "Company"), will be held at 1100 Auburn Street, Fremont, California 94538 at 10:00 a.m. on Friday, January 15, 1999, for the following purposes:

1. To approve an amendment to the Company's Restated Certificate of Incorporation to effect a stock combination (reverse stock split) pursuant to which every five (5) shares of the Company's outstanding common stock would be exchanged for one (1) new share of common stock; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     The close of business on November 20, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting.

     All stockholders are cordially invited to attend the Special Meeting in person. To assure your representation at the Special Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person even if such stockholder has returned a proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED FOR YOUR CONVENIENCE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING AND, IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Andrew Intrater
                                   ----------------------------------
                                   Andrew Intrater, Secretary
Dated:  December __, 1998

                               ORYX TECHNOLOGY CORP.
                                 1100 Auburn Street
                             Fremont, California 94538

                                  PROXY STATEMENT

                     __________________________________________


                                GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oryx Technology Corp. (the "Company") for use at a Special Meeting of Stockholders to be held on January 15, 1999, or at any adjournments thereof (the "Special Meeting"), for the purposes set forth herein and in the foregoing Notice. This Proxy Statement and the accompanying Proxy are being mailed to the Company's stockholders on or about December __, 1998.

     At the close of business on November 20, 1998, the record date fixed by the Board of Directors of the Company for determining those stockholders entitled to vote at the Special Meeting (the "Record Date"), the outstanding shares of the Company entitled to vote consisted of 13,327,321 shares of Common Stock and 4,500 shares of Series A Preferred Stock. Each stockholder of record at the close of business on the Record Date is entitled to one vote for each share then held on each matter submitted to a vote of the stockholders.

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Special Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Special Meeting.

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum. If less than a majority of outstanding shares entitled to vote are represented at the Special Meeting, a majority of the shares so represented may adjourn the Special Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken. A majority of the Company's outstanding shares is required to adopt the proposal 1 described in this proxy statement.

     Abstentions and "broker non-votes" are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     A form of proxy is enclosed for use at the Special Meeting. When such proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting, in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted for in favor of all proposals stated in the Notice of Special Meeting and described in this Proxy Statement.

                                    PROPOSAL 1:

                     AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Company was notified by The Nasdaq Stock Market, Inc. ("Nasdaq") in August 1998 that its Common Stock would be delisted from The Nasdaq SmallCap Market ("Nasdaq/SmallCap") if the share price of the Company's Common Stock continued to be below $1.00. See "PURPOSES OF THE REVERSE SPLIT" below. In late October, 1998, the Company's Board of Directors was contacted by a number of stockholders concerning the Company's retaining its listing on Nasdaq/SmallCap. The purpose of such stockholder's communication was to encourage the Board of Directors to take all reasonable steps to maintain such listing rather than have the Company's Common Stock be traded on the so called "pinksheets."

     The Board of Directors has considered and approved a five for one reverse stock split as a means of increasing the share price of the Common Stock above $1.00. Certain members of the Board of Directors have expressed reservations about implementing the reverse stock split proposed herein because of the mixed history such actions have had on companies in similar circumstances. Post reverse split, a company's stock price may decline which would reduce substantially the overall market capitalization of a Company, as opposed to a similar price decline prior to such reverse stock split. Nonetheless, the Board of Directors believes that a reverse stock split, if the Board, upon approval by the stockholders, chooses to implement such an action, would be in the best interests of the Company and its stockholders if the Company's Nasdaq/SmallCap listing could not otherwise be maintained.

     The Board of Directors, recognizing that amending the Company's Restated Certificate of Incorporation to provide for a reverse stock split requires the approval of the Company's stockholders and that some stockholders may have a different view of the necessity for maintaining the Nasdaq/SmallCap listing, in November 1998 adopted resolutions, subject to approval by the Company's stockholders, to amend the Company's Restated Certificate of Incorporation (the "Amendment") to: (i) effect a five for one stock combination (reverse stock split) of the Company's outstanding shares of Common Stock (the "Reverse Split"), and (ii) provide for rounding up fractional shares to the nearest whole share. The Reverse Split will NOT change the number of the Company's authorized shares of Common Stock or Preferred Stock or the par value of Common Stock or Preferred Stock.

     If the Reverse Split is approved, the Company's Board of Directors will have authority, without further stockholder approval, to effect the Reverse Split pursuant to which each five (5) of the Company's outstanding shares (the "Old Shares") of Common Stock owned by a stockholder would be exchanged for one (1) new share (the "New Shares"). The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number." The Reverse Split will be effected simultaneously for all Common Stock and the Exchange Number will be the same for all Common Stock. Upon effectiveness of the Reverse Split, each option or warrant right for Common Stock would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the Reverse Split divided by the Exchange Number at the exercise price in effect immediately prior to the Reverse Split multiplied by the Exchange Number.

     The Company's Board of Directors will have the authority to determine the exact timing of the effective date of the Reverse Split, without further stockholder approval. Such timing will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to remain in compliance with the continued listing maintenance requirements of Nasdaq and other intended benefits of the Reverse Split to stockholders and the Company. See "Purpose of the Reverse Split," below.

     The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, not to proceed with the Reverse Split, if, at any time prior to filing the Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Company's Common Stock, business and transactional developments, and the Company's actual and projected financial performance. The Board believes that the market price of the Company's Common Stock does not accurately reflect the prospects for the Company based upon recent developments in its Surgx business. The Board further believes that for the reasons explained below, it is important, if possible, for the Company to retain its listing on Nasdaq SmallCap.

     The Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the Company's purchase of and payment for fractional shares as described above. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

PURPOSES OF THE REVERSE SPLIT

     The Company's Common Stock is quoted on Nasdaq SmallCap and, in order for the Common Stock to continue to be quoted thereon, the Company and its Common Stock are required to continue to comply with various listing maintenance standards established by Nasdaq. Among other things, as such requirements pertain to the Company, the Company is required to have net tangible assets (total assets, excluding goodwill, minus total liabilities) of at least $2 million or a market capitalization of at least $35 million or net income (in latest fiscal year or two of the three last fiscal years) of at least $500,000 and its Common Stock must have an aggregate market value of shares held by persons other than officers and directors ("public float") of at least $1,000,000, at least 300 persons who own at least 100 shares, AND a minimum bid price of at least $1.00 per share.

     Under Nasdaq's listing maintenance standards, if the closing bid price of the Common Stock is under $1.00 per share for thirty consecutive trading days and does not thereafter regain compliance for a minimum of ten consecutive trading days during the ninety calendar days following notification by Nasdaq, Nasdaq may de-list the Common Stock from trading on the Nasdaq/SmallCap. If a de-listing were to occur, the Common Stock would trade on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such alternatives are generally considered to be less efficient markets. On August 26, 1998, the Company received a letter from Nasdaq advising it that the Company's Common Stock had not met Nasdaq's minimum bid price closing requirement for thirty consecutive trading days and that, if the Company were unable to demonstrate compliance with this requirement during the ninety calendar days ending November 26, 1998, its Common Stock will be de-listed with the close of business on November 26, 1998. The Company has applied to Nasdaq for a hearing and the de-listing will be stayed during the hearing period. The Company understands that it is Nasdaq's position that an ability to demonstrate sustained compliance is also required to achieve compliance with this requirement.

     The principal purpose of the Reverse Split Proposal is to increase the market price of the Company's Common Stock above the Nasdaq minimum bid requirement (which does not adjust for the Reverse Split).

     Furthermore, the Company believes that maintaining the Company's Nasdaq/SmallCap listing may provide the Company with a broader market for its Common Stock and facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage. However, there can be no assurance that, even after effectuating the Reverse Split, the Company will continue to meet the minimum bid price and otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq/SmallCap. The history of similar stock split combinations for companies in like circumstances is varied. Frequently, after a reverse stock split, the adjusted price of a company's shares drift down to the price prior to the reverse split being taken, a consequence which could occur if the Company implements a reverse stock split. The Company will take reasonable steps to counter such a trend, but there can be no assurance that the steps to be taken, such as obtaining greater analyst coverage for the Company among the brokerage community, will be successful.

CERTAIN EFFECTS OF THE REVERSE SPLIT

     The following tables illustrate the principal effects of the Reverse Split on the Company's Common Stock:

                                               Prior to              After
                                               Reverse Stock         Reverse Stock
                                               Split                 Split
----------------------------------------------------------------------------------
Number of Shares
Common Stock, $.001 par value:
  Authorized..............................       25,000,000            25,000,000
  Outstanding (1).........................       13,327,321             2,665,464
  Available for Future Issuance (2).......       11,672,679            22,334,536

Financial Data: (3)

Stockholders' Equity:
  Preferred Stock.........................          107,000               107,000
  Common Stock............................     $     13,000          $      3,000
  Additional Paid-in Capital..............       19,904,000            19,914,000
  Accumulated Deficit.....................      (17,676,000)          (17,676,000)

Total Stockholders' Equity................     $  2,348,000          $  2,348,000
                                               ------------          ------------
                                               ------------          ------------
Net (Loss) per share:
  Six months ended August 31, 1998........     $      (0.01)         $      (0.06)
  Year ended February 28, 1998............     $      (0.54)         $      (2.72)

Book Value Per Common Share.(4)...........     $       0.17          $       0.84


(1) Gives effect to the Reverse Split as if it occurred on the Record Date, subject to further adjustment.

(2) Upon effectiveness of the Reverse Split, the number of authorized shares of Common Stock that are not issued or outstanding would increase, as reflected in this table. Although this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate the Company's shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the Reverse Split Proposal, the Board does not currently contemplate recommending the adoption of any other amendments to the Company's Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

(3) Balance sheet data gives effect to the Reverse Split as if it occurred on August 31, 1998, subject to further adjustment.

(4) Assumes the exclusion of 4,500 shares of preferred stock with a liquidation value of $25 per share for a total of $113,000.

     Stockholders should recognize that if the Reverse Split is effectuated they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the Amendment divided by the Exchange Number). While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in the permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would pertain in the absence of a Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

     If the Amendment is approved by the Company's stockholders, and if the Board of Directors still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for such split. The Reverse Split will become effective on the date of filing the Amendment (the "Effective Date"). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

     As soon as practicable after the Effective Date, stockholders will be notified that the Reverse Split has been effected. The Company's transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

FRACTIONAL SHARES

     No scrip or fractional certificates will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the Exchange Number, will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to receive one whole share of Common Stock in lieu of a fractional share.

NO DISSENTER'S RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed Amendment.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

     The following is a summary of certain material federal income tax consequences of the Reverse Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

     No gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

VOTE REQUIRED AND RECOMMENDATION

     The Board of Directors of the Company unanimously recommends a vote "FOR" the Reverse Split Proposal. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OF COMMON STOCK AND PREFERRED STOCK ENTITLED TO VOTE ON THIS PROPOSAL, WILL BE REQUIRED FOR APPROVAL OF THE AMENDMENT.

2.   OTHER BUSINESS

     The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the person named in the accompanying proxy will vote proxies as in his discretion he may deem appropriate, unless he is directed by a proxy to do otherwise.

                           SECURITY OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of October 31, 1998 (i) by each person who is known to the Company to be the owner of more than five percent (5%) of the Company's Common Stock, (ii) by each of the Company's Directors,
(iii) by each of the Company's executive officers, and (iv) by all Directors and executive officers of the Company as a group. As of October 31, 1998, there were issued and outstanding 13,327,321 shares of Common Stock of the Company.

                                         Number of
                                         Shares of
                                        Common Stock        Percent of
  Name and Address                      Beneficially        Beneficial
or Identity of Group                        Owned           Ownership
--------------------                    ------------        ----------

Philip J. Micciche (1)                     146,667                1.1%
1100 Auburn Street
Fremont, CA  94538

Mitchel Underseth (2)                      117,500                   *
1100 Auburn Street
Fremont, CA  94538

Andrew Intrater (3)                        380,116                2.9%
1100 Auburn Street
Fremont, CA  94538

Dr. John Abeles (4)                        549,672                4.1%
2365 Northwest 41st Street
Boca Raton, FL  33431

Jay M. Haft (5)                            154,300                1.2%
2 Grove Isle Dr., #1208B
Coconut Grove, FL  33122

Richard Hubbard (6)                         15,000                   *
130, The Minories
London EC3N1NT
United Kingdom

Doug McBurnie (7)                           15,000                   *
1109 McKay Drive, MS24
San Jose, CA  95131

                                         Number of
                                         Shares of
                                        Common Stock        Percent of
  Name and Address                      Beneficially        Beneficial
or Identity of Group                       Owned            Ownership
--------------------                    ------------        ----------
Ted D. Morgan (8)                           29,700                *
1304 S. Point Blvd., Ste. 220
Petaluma, CA 94954

Windstar Investments N.V. (9)            1,163,947                8.7%
200 East Broward Blvd.,
Suite 1900
Fort Lauderdale, FL  33302

AIB Govett Asset Mgmt. Ltd.                930,000                7.0%
Shackleton House
4 Battle Bridge Lande
London, England S31 2HR

VMR High Octane Fund                       842,105                6.3%
c/o Meespierson Fund Services
18-20 North Quay
Douglas, Isle of Man 1M991M

Arvind Patel (10)                          484,569                3.6%
425 Alvardo Street
San Francisco, CA  94114

All Officers and Directors
as a Group (8 persons) (11)              1,892,504               14.2%

_________________
*    Represents less than 1%.

(1) Represents shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter.

(2) Represents shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter.

(3) Includes 142,813 shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter, 500 shares of Common Stock issuable upon conversion of Warrants.

(4) Includes 313,008 shares of Common Stock held by Northlea Partners Ltd. of which Dr. Abeles is the General Partner, and 35,000 shares issuable upon conversion of the Company's Series A Preferred Stock also held by Northlea Partners. Also includes 9,375 shares of Common Stock issuable upon exercise of certain Bridge Warrants described below. Includes 37,000 shares of Common Stock issuable upon conversion of Warrants, held by Northlea Partners. Also includes 58,500 shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter. Also includes 96,789 shares of Common Stock issuable upon exercise of Bridge Warrants.

(5) Includes 58,500 shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter. Also includes 22,000 shares of Common Stock issuable upon conversion of Warrants.

(6) Represents shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter.

(7) Represents shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter.

(8) Represents shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter.

(9) Includes 497,280 shares of Common Stock issuable upon conversion of Warrants.

(10) Represents 341,569 shares subject to stock options exercisable as of October 31, 1998 or within 60 days thereafter, and 35,000 shares held as a custodian for Mr. Patel's minor children. Also includes 16,096 shares of Common Stock issuable upon conversion of Bridge Warrants.

(11) Includes an aggregate of 1,141,509 shares issuable upon exercise of warrants and stock options and conversion of Preferred Stock.

                                   OTHER MATTERS

EXPENSES OF SOLICITATION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and employees of the Company, by personal interview, telephone and facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.

FINANCIAL AND OTHER INFORMATION

     COPIES OF THE COMPANY'S COMPLETE ANNUAL REPORT AND FORM 10-KSB ARE AVAILABLE WITHOUT CHARGE UPON REQUEST MADE TO THE COMPANY'S CORPORATE OFFICES.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than May 16, 1999, in order to be included in the proxy statement and proxy relating to the 1999 Annual Meeting.

DISCRETIONARY AUTHORITY

     The Special Meeting is called for the specific purposes set forth in the Notice of Special Meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the Special Meeting. At the date of this Proxy Statement the only matters which management intends to present, or is informed or expects that others will present for action at the Special Meeting, are those matters specifically referred to in such Notice. As to any matters which may come before the Special Meeting other than those specified above, the proxy holder will be entitled to exercise discretionary authority.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/ Andrew Intrater
                                   ----------------------------------
                                   Andrew Intrater, Secretary

Dated:    December __, 1998
          Fremont, California

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

                                                                     APPENDIX A
                               ORYX TECHNOLOGY CORP.
                                 1100 AUBURN STREET
                                 FREMONT, CA  94538

                                       PROXY

The undersigned hereby constitutes and appoints Philip J. Micciche as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on November 20, 1998, at the Special Meeting of Stockholders to be held on January 15, 1999, or any adjournment thereof.

1. To approve an amendment to the Company's Restated Certificate of Incorporation to effect a stock combination (reverse stock split) pursuant to which every five (5) shares of the Company's outstanding common stock would be exchanged for one (1) new share of common stock.

          / / For           / / Against           / / Abstain

2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORYX TECHNOLOGY CORP. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Special Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            _________________________________
                                            Signature

                                            _________________________________
                                            Signature If Held Jointly

                                            _________________________________
                                            (Please Print Name)

                                            _________________________________
                                            Number of Shares Subject to Proxy

Dated: _______________, 199__

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